UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2017

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Developing Growth Fund

For the fiscal year ended July 31, 2017

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information to Shareholders

Lord Abbett Developing Growth Fund
Annual Report

For the fiscal year ended July 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended July 31, 2017, the Fund returned 12.87%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 17.76% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 16.04% during the period while small cap stocks, as represented by the Russell 2000 Index,3 were up 18.45%. The major market-

moving event during the period was the presidential election in November 2016, accompanied by Republicans seizing control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, broad tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Fed raised its target for short-term interest rates by 0.25%, to a range of 0.50% – 0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March and June meetings to a 1% – 1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 2.8% from the third quarter of 2016 to the second quarter of 2017.

Security selection in the industrials and information technology sectors was the main detractor from the Fund’s relative performance during the period. Within the industrials sector, shares of Dycom Industries, Inc., a specialty contracting services company, detracted from relative performance during the period. Shares of Dycom experienced a significant decline as its fiscal third quarter 2017 guidance was perceived as conservative, with revenue growth projections well below many investors’ expectations. Axon Enterprise, Inc. (formerly TASER International Inc.), a developer and manufacturer of conducted electrical weapons for a variety of markets, also detracted from relative performance during the period. Shares of Axon Enterprise were extremely volatile after it lost a highly anticipated contract with the New York Police Department, as competition in its market intensified.

Within the informational technology sector, shares of Benefitfocus, Inc., a provider of cloud-based benefits software solutions for consumers, employers, insurance carriers, and brokers, detracted most. Shares of Benefitfocus fell as management indicated the possibility of a drop in top-line growth and rhetoric around the possible repeal of the Affordable Care Act increased.

Security selection in the health care and consumer discretionary sectors contributed positively to the Fund’s performance relative to the benchmark. Within the health care sector, shares of Exelixis, Inc., a biopharmaceutical company focused on small molecule therapies for the treatment of cancer, contributed most. Exelixis had strong U.S. product sales during the fourth quarter of 2016 and significantly reduced debt on its balance sheet during the period. Shares of Exact Sciences Corp., a molecular diagnostic company, also contributed. Shares of Exact Sciences rose as fourth quarter 2016 revenue and earnings were in-line with expectations while 2017 guidance was highly favorable.

Within the consumer discretionary sector, the Fund’s position in iRobot Corp., a global consumer robot company, bolstered the portfolio. iRobot’s share price increased after the company reported strong earnings for the first quarter and raised revenue expectations for 2017. The improved outlook was driven by strong demand for its premium Roomba 900 robots and floor-mopping Braava line.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3     The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2017

	1 Year	5 Years	10 Years	Life of Class
Class A3	6.40%	9.71%	7.36%	–
Class B4	7.08%	10.01%	7.43%	–
Class C5	11.08%	10.24%	7.28%	–
Class F6	13.04%	11.23%	–	7.34%
Class F3[7]	–	–	–	6.93%	*
Class I8	13.17%	11.35%	8.35%	–
Class P8	12.94%	11.05%	7.97%	–
Class R2[6]	12.52%	10.68%	–	6.81%
Class R3[6]	12.62%	10.79%	–	6.92%
Class R4[9]	12.88%	–	–	-3.65%
Class R5[9]	13.17%	–	–	-3.38%
Class R6[9]	13.29%	–	–	-3.24%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2017, is calculated using the SEC-required uniform method to compute such return.

4     Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6     Commenced operations and performance for the classes began on September 28, 2007. Performance is at net asset value.

7     Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8     Performance is at net asset value.

9     Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*     Because F3 shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 through July 31, 2017).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/17 – 7/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			2/1/17 -
	2/1/17	7/31/17	7/31/17
Class A
Actual	$1,000.00	$1,103.30	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	$4.71
Class B
Actual	$1,000.00	$1,099.10	$8.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$8.50
Class C
Actual	$1,000.00	$1,099.40	$8.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.41	$8.45
Class F
Actual	$1,000.00	$1,104.10	$4.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.93	$3.91
Class F3
Actual	$1,000.00	$1,000.00	$1.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.20	$1.95
Class I
Actual	$1,000.00	$1,104.60	$3.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.46
Class P
Actual	$1,000.00	$1,103.20	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	$4.71
Class R2
Actual	$1,000.00	$1,101.40	$6.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.46
Class R3
Actual	$1,000.00	$1,102.10	$6.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$5.96
Class R4
Actual	$1,000.00	$1,102.80	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	$4.71
Class R5
Actual	$1,000.00	$1,104.60	$3.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.46
Class R6
Actual	$1,000.00	$1,105.30	$3.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.94% for Class A, 1.70% for Class B, 1.69% for Class C, 0.78% for Class F, 0.60% for Class F3, 0.69% for Class I, 0.94% for Class P, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.60% for Class R6) multiplied by the average account value over the period, multiplied by 181/365. (to reflect one-half year period for Classes A, B, C, F, I, P, R2, R3, R4, R5 and R6) and multiplied by 118/365 (to reflect the period from April 4, 2017, commencement of operations, to July 31, 2017, for Class F3).

Portfolio Holdings Presented by Sector

July 31, 2017

Sector*	%**
Consumer Discretionary	15.38%
Energy	1.56%
Financials	11.03%
Health Care	22.99%
Industrials	15.24%
Information Technology	30.54%
Materials	1.93%
Real Estate	0.45%
Repurchase Agreement	0.88%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

July 31, 2017

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.80%

Aerospace & Defense 1.52%
BWX Technologies, Inc.	198,317	$10,447
Esterline Technologies Corp.* 197,483		19,057
Total		29,504

Air Freight & Logistics 1.66%
Atlas Air Worldwide Holdings, Inc.*	148,061	8,795
XPO Logistics, Inc.*	391,839	23,553
Total		32,348

Auto Components 0.47%
Tenneco, Inc.	166,300	9,196

Banks 8.15%
Cadence BanCorp*	169,215	3,865
CenterState Banks, Inc.	564,648	14,111
Chemical Financial Corp.	201,825	9,726
Columbia Banking System, Inc.	245,515	9,781
Glacier Bancorp, Inc.	273,294	9,543
Pinnacle Financial Partners, Inc.	306,735	19,600
South State Corp.	90,029	7,540
Sterling Bancorp	515,313	11,904
Texas Capital Bancshares, Inc.*	161,175	12,628
Webster Financial Corp.	321,534	16,697
Western Alliance Bancorp*	513,335	25,862
Wintrust Financial Corp.	225,411	16,976
Total		158,233

Biotechnology 15.09%
Agios Pharmaceuticals, Inc.*	282,222	15,787
Avexis, Inc.*	176,981	16,397
Blueprint Medicines Corp.*	648,700	33,946
Clovis Oncology, Inc.*	311,350	26,406
Exact Sciences Corp.*	1,008,342	39,124
Exelixis, Inc.*	781,466	21,186
Foundation Medicine, Inc.*	377,610	13,349
		Fair
		Value
Investments	Shares	(000)
Global Blood Therapeutics, Inc.*	265,141	$6,920
Kite Pharma, Inc.*	140,882	15,273
Loxo Oncology, Inc.*	271,994	19,668
Repligen Corp.*	525,684	21,169
Sage Therapeutics, Inc.*	169,483	13,516
Sarepta Therapeutics, Inc.*	347,479	13,406
Spark Therapeutics, Inc.*	217,663	15,454
TESARO, Inc.*	168,712	21,538
Total		293,139

Building Products 2.01%
Apogee Enterprises, Inc.	277,503	14,455
Builders FirstSource, Inc.*	1,575,068	24,681
Total		39,136

Capital Markets 2.56%
Evercore Partners, Inc. Class A	366,907	28,857
Hamilton Lane, Inc. Class A	58,183	1,307
Moelis & Co. Class A	478,273	19,561
Total		49,725

Chemicals 0.99%
Minerals Technologies, Inc.	270,541	19,154

Communications Equipment 1.79%
Acacia Communications, Inc.*	92,006	4,027
Lumentum Holdings, Inc.*	411,387	25,753
Oclaro, Inc.*	508,407	4,972
Total		34,752

Construction & Engineering 2.25%
MasTec, Inc.*	623,545	28,808
Quanta Services, Inc.*	439,420	14,821
Total		43,629

Construction Materials 0.96%
Eagle Materials, Inc.	198,732	18,701

Diversified Consumer Services 0.80%
Chegg, Inc.*	1,117,215	15,473

8	See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2017

		Fair
		Value
Investments	Shares	(000)
Electronic Equipment, Instruments & Components 4.33%
Cognex Corp.	161,737	$15,375
Coherent, Inc.*	65,033	17,234
IPG Photonics Corp.*	115,402	17,615
Universal Display Corp.	281,272	33,921
Total		84,145

Health Care Equipment & Supplies 5.34%
Glaukos Corp.*	480,782	19,318
Insulet Corp.*	650,931	32,748
Nevro Corp.*	198,752	17,105
Penumbra, Inc.*	422,280	34,479
Total		103,650

Health Care Providers & Services 1.67%
HealthEquity, Inc.*	342,920	15,730
Tivity Health, Inc.*	421,948	16,730
Total		32,460

Health Care Technology 1.05%
Cotiviti Holdings, Inc.*	239,842	10,325
Veeva Systems, Inc. Class A*	156,598	9,985
Total		20,310

Hotels, Restaurants & Leisure 5.99%
Dave & Buster’s Entertainment, Inc.*	625,283	38,836
Extended Stay America, Inc. Unit	1,121,216	22,167
Marriott Vacations Worldwide Corp.	127,240	14,868
Planet Fitness, Inc. Class A	1,783,600	40,416
Total		116,287

Household Durables 2.82%
iRobot Corp.*	273,469	28,854
SodaStream International Ltd. (Israel)*(a)	287,074	16,168
Universal Electronics, Inc.*	141,756	9,703
Total		54,725
		Fair
		Value
Investments	Shares	(000)
Internet & Direct Marketing Retail 0.27%
Netshoes Cayman Ltd. (Brazil)*(a)	258,005	$5,261

Internet Software & Services 12.86%
2U, Inc.*	691,793	35,800
Cloudera, Inc.*	306,406	5,286
Five9, Inc.*	1,252,643	27,633
GrubHub, Inc.*	436,452	20,134
MuleSoft, Inc. Class A*	855,744	18,604
Okta, Inc.*	171,587	3,766
Shopify, Inc. Class A (Canada)*(a)	222,429	20,546
Stamps.com, Inc.*	201,412	29,829
Trade Desk, Inc. (The) Class A*	736,905	39,285
TrueCar, Inc.*	852,415	16,136
Wix.com Ltd. (Israel)*(a)	516,859	31,890
Yext, Inc.*	67,613	879
Total		249,788

Machinery 4.14%
Allison Transmission Holdings, Inc.	809,434	30,597
Kornit Digital Ltd. (Israel)*(a)	736,497	15,246
Nordson Corp.	142,435	18,089
Proto Labs, Inc.*	224,482	16,589
Total		80,521

Media 2.00%
Live Nation Entertainment, Inc.*	1,041,073	38,801

Multi-Line Retail 0.56%
Ollie’s Bargain Outlet Holdings, Inc.*	243,859	10,901

Oil, Gas & Consumable Fuels 1.57%
GasLog Ltd. (Monaco)(a)	1,672,980	30,532

Professional Services 1.26%
WageWorks, Inc.*	375,299	24,469

See Notes to Financial Statements.	9

Schedule of Investments (continued)

July 31, 2017

		Fair
		Value
Investments	Shares	(000)
Real Estate Management & Development 0.45%
Redfin Corp.*	362,764	$8,754

Semiconductors & Semiconductor Equipment 6.36%
Cavium, Inc.*	231,130	14,316
CEVA, Inc.*	488,963	22,615
Cirrus Logic, Inc.*	250,918	15,416
Inphi Corp.*	260,496	10,003
MACOM Technology Solutions Holdings, Inc.*	495,768	30,019
Monolithic Power Systems, Inc.	305,547	31,264
Total		123,633

Software 5.40%
Blackline, Inc.*	459,282	17,806
HubSpot, Inc.*	332,865	24,083
Materialise NV ADR*	432,885	6,584
Paycom Software, Inc.*	396,825	27,814
Proofpoint, Inc.*	214,348	18,271
RingCentral, Inc. Class A*	296,930	10,333
Total		104,891

Specialty Retail 1.40%
Burlington Stores, Inc.*	113,590	9,886
Floor & Decor Holdings, Inc. Class A*	499,004	17,275
Total		27,161

Textiles, Apparel & Luxury Goods 1.18%
Canada Goose Holdings, Inc. (Canada)*(a)	1,202,493	22,920

Thrifts & Mortgage Finance 0.40%
WSFS Financial Corp.	171,188	7,729

Trading Companies & Distributors 2.50%
Air Lease Corp.	497,985	19,710
Beacon Roofing Supply, Inc.*	627,378	28,816
Total		48,526
Total Common Stocks (cost $1,493,397,554)		1,938,454
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.89%

Repurchase Agreement
Repurchase Agreement dated 7/31/2017, 0.12% due 8/1/2017 with Fixed Income Clearing Corp. collateralized by $17,430,000 of U.S. Treasury Note at 2.125% due 11/30/2023; value: $17,599,943; proceeds: $17,253,195 (cost $17,253,137)	$17,253	$17,253
Total Investments in Securities 100.69% (cost $1,510,650,691)		1,955,707
Liabilities in Excess of Other Assets (0.69)%		(13,452)
Net Assets 100.00%		$1,942,255

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2017

The following is a summary of the inputs used as of July 31, 2017 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,938,454	$–	$–	$1,938,454
Repurchase Agreement	–	17,253	–	17,253
Total	$1,938,454	$17,253	$–	$1,955,707

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended July 31, 2017.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

July 31, 2017

ASSETS:
Investments in securities, at fair value (cost $1,510,650,691)	$1,955,706,584
Receivables:
Investment securities sold	10,577,252
Capital shares sold	755,657
Interest	58
Prepaid expenses and other assets	131,592
Total assets	1,967,171,143
LIABILITIES:
Payables:
Investment securities purchased	14,702,000
Capital shares reacquired	7,334,541
Management fee	855,708
12b-1 distribution plan	695,916
Directors’ fees	579,443
Fund administration	66,758
Accrued expenses	681,474
Total liabilities	24,915,840
NET ASSETS	$1,942,255,303
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,708,767,840
Accumulated net investment loss	(5,626,262)
Accumulated net realized loss on investments	(205,942,168)
Net unrealized appreciation on investments	445,055,893
Net Assets	$1,942,255,303

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2017

Net assets by class:
Class A Shares	$628,781,849
Class B Shares	$924,144
Class C Shares	$44,838,368
Class F Shares	$111,359,801
Class F3 Shares	$431,185
Class I Shares	$787,340,976
Class P Shares	$22,628,685
Class R2 Shares	$6,275,045
Class R3 Shares	$131,973,853
Class R4 Shares	$3,053,136
Class R5 Shares	$2,520,329
Class R6 Shares	$202,127,932
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	30,511,144
Class B Shares (40 million shares of common stock authorized, $.001 par value)	60,371
Class C Shares (35 million shares of common stock authorized, $.001 par value)	2,895,374
Class F Shares (40 million shares of common stock authorized, $.001 par value)	5,222,369
Class F3 Shares (50 million shares of common stock authorized, $.001 par value)	18,255
Class I Shares (200 million shares of common stock authorized, $.001 par value)	33,430,740
Class P Shares (30 million shares of common stock authorized, $.001 par value)	1,132,195
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	317,387
Class R3 Shares (50 million shares of common stock authorized, $.001 par value)	6,572,989
Class R4 Shares (30 million shares of common stock authorized, $.001 par value)	148,179
Class R5 Shares (30 million shares of common stock authorized, $.001 par value)	107,018
Class R6 Shares (50 million shares of common stock authorized, $.001 par value)	8,557,525
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$20.61
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$21.87
Class B Shares-Net asset value	$15.31
Class C Shares-Net asset value	$15.49
Class F Shares-Net asset value	$21.32
Class F3 Shares-Net asset value	$23.62
Class I Shares-Net asset value	$23.55
Class P Shares-Net asset value	$19.99
Class R2 Shares-Net asset value	$19.77
Class R3 Shares-Net asset value	$20.08
Class R4 Shares-Net asset value	$20.60
Class R5 Shares-Net asset value	$23.55
Class R6 Shares-Net asset value	$23.62

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended July 31, 2017

Investment income:
Dividends	$12,883,692
Interest and other	10,844
Interest earned from Interfund Lending (See Note 10)	976
Total investment income	12,895,512
Expenses:
Management fee	11,464,185
12b-1 distribution plan-Class A	1,786,599
12b-1 distribution plan-Class B	18,049
12b-1 distribution plan-Class C	541,131
12b-1 distribution plan-Class F	104,581
12b-1 distribution plan-Class P	58,622
12b-1 distribution plan-Class R2	45,580
12b-1 distribution plan-Class R3	820,889
12b-1 distribution plan-Class R4	5,040
Shareholder servicing	2,660,660
Fund administration	897,135
Subsidy (See Note 3)	169,820
Registration	154,739
Reports to shareholders	154,132
Professional	111,728
Custody	76,651
Directors’ fees	62,315
Interest paid from Interfund Lending (See Note 10)	14,701
Other	115,109
Gross expenses	19,261,666
Expense reductions (See Note 8)	(11,478)
Net expenses	19,250,188
Net investment loss	(6,354,676)
Net realized and unrealized gain (loss):
Net realized gain on investments	333,270,812
Net change in unrealized appreciation/depreciation on investments	(68,608,584)
Net realized and unrealized gain	264,662,228
Net Increase in Net Assets Resulting From Operations	$258,307,552

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2017	For the Year Ended July 31, 2016
Operations:
Net investment loss	$(6,354,676)	$(15,612,666)
Net realized gain (loss) on investments	333,270,812	(500,047,568)
Net change in unrealized appreciation/depreciation on investments	(68,608,584)	(164,269,307)
Net increase (decrease) in net assets resulting from operations	258,307,552	(679,929,541)
Distributions to shareholders from:
Net realized gain
Class A	–	(89,976,636)
Class B	–	(593,498)
Class C	–	(9,955,313)
Class F	–	(17,883,908)
Class I	–	(110,967,169)
Class P	–	(2,680,817)
Class R2	–	(1,148,328)
Class R3	–	(22,229,420)
Class R4	–	(4,167)
Class R5	–	(675)
Class R6	–	(3,551,031)
Total distributions to shareholders	–	(258,990,962)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	336,070,680	687,154,648
Reinvestment of distributions	–	243,956,992
Cost of shares reacquired	(1,290,212,095)	(1,006,073,186)
Net decrease in net assets resulting from capital share transactions	(954,141,415)	(74,961,546)
Net decrease in net assets	(695,833,863)	(1,013,882,049)
NET ASSETS:
Beginning of year	$2,638,089,166	$3,651,971,215
End of year	$1,942,255,303	$2,638,089,166
Accumulated net investment loss	$(5,626,262)	$(7,729,537)

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class A
7/31/2017	$18.26	$(0.07)	$ 2.42	$ 2.35	$ –
7/31/2016	24.45	(0.12)	(4.22)	(4.34)	(1.85)
7/31/2015	24.37	(0.16)	4.54	4.38	(4.30)
7/31/2014	26.80	(0.23)	3.16	2.93	(5.36)
7/31/2013	21.24	(0.17)	7.44	7.27	(1.71)

Class B
7/31/2017	13.66	(0.16)	1.81	1.65	–
7/31/2016	18.97	(0.21)	(3.25)	(3.46)	(1.85)
7/31/2015	19.94	(0.26)	3.59	3.33	(4.30)
7/31/2014	22.92	(0.34)	2.72	2.38	(5.36)
7/31/2013	18.52	(0.26)	6.37	6.11	(1.71)

Class C
7/31/2017	13.82	(0.16)	1.83	1.67	–
7/31/2016	19.17	(0.20)	(3.30)	(3.50)	(1.85)
7/31/2015	20.10	(0.26)	3.63	3.37	(4.30)
7/31/2014	23.06	(0.34)	2.74	2.40	(5.36)
7/31/2013	18.63	(0.27)	6.41	6.14	(1.71)

Class F
7/31/2017	18.86	(0.05)	2.51	2.46	–
7/31/2016	25.16	(0.10)	(4.35)	(4.45)	(1.85)
7/31/2015	24.92	(0.12)	4.66	4.54	(4.30)
7/31/2014	27.23	(0.17)	3.22	3.05	(5.36)
7/31/2013	21.50	(0.11)	7.55	7.44	(1.71)

Class F3
4/4/2017 to 7/31/2017(c)	22.09	(0.04)	1.57	1.53	–

Class I
7/31/2017	20.81	(0.03)	2.77	2.74	–
7/31/2016	27.51	(0.08)	(4.77)	(4.85)	(1.85)
7/31/2015	26.85	(0.10)	5.06	4.96	(4.30)
7/31/2014	28.95	(0.15)	3.41	3.26	(5.36)
7/31/2013	22.73	(0.10)	8.03	7.93	(1.71)

Class P
7/31/2017	17.71	(0.07)	2.35	2.28	–
7/31/2016	23.78	(0.12)	(4.10)	(4.22)	(1.85)
7/31/2015	23.81	(0.16)	4.43	4.27	(4.30)
7/31/2014	26.27	(0.20)	3.10	2.90	(5.36)
7/31/2013	20.85	(0.16)	7.29	7.13	(1.71)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment loss (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$20.61	12.87	0.97		(0.39)		$628,782	134.37
18.26	(18.13)	1.01		(0.65)		831,225	204.35
24.45	20.25	1.00		(0.66)		1,218,062	185.77
24.37	10.49	1.08		(0.87)		1,205,395	242.06
26.80	37.40	1.11		(0.75)		1,188,182	201.80

15.31	12.08	1.73		(1.13)		924	134.37
13.66	(18.78)	1.77		(1.43)		2,677	204.35
18.97	19.36	1.73		(1.39)		8,036	185.77
19.94	9.81	1.73		(1.53)		9,914	242.06
22.92	36.44	1.76		(1.39)		13,286	201.80

15.49	12.08	1.72		(1.14)		44,838	134.37
13.82	(18.79)	1.76		(1.41)		64,562	204.35
19.17	19.40	1.73		(1.39)		111,443	185.77
20.10	9.79	1.73		(1.53)		112,399	242.06
23.06	36.44	1.76		(1.39)		115,966	201.80

21.32	13.04	0.82		(0.25)		111,360	134.37
18.86	(18.05)	0.86		(0.52)		121,768	204.35
25.16	20.47	0.83		(0.47)		258,617	185.77
24.92	10.80	0.83		(0.63)		158,298	242.06
27.23	37.69	0.86		(0.50)		160,601	201.80

23.62	6.93 (d)	0.60	(e)	(0.50	)(e)	431	134.37

23.55	13.17	0.72		(0.14)		787,341	134.37
20.81	(17.96)	0.76		(0.41)		1,182,207	204.35
27.51	20.57	0.73		(0.39)		1,703,530	185.77
26.85	10.93	0.74		(0.53)		1,463,636	242.06
28.95	37.83	0.76		(0.41)		1,225,883	201.80

19.99	12.94	0.97		(0.40)		22,629	134.37
17.71	(18.18)	1.01		(0.66)		25,784	204.35
23.78	20.26	0.99		(0.68)		36,331	185.77
23.81	10.64	0.98		(0.78)		90,665	242.06
26.27	37.37	1.09		(0.74)		110,917	201.80

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class R2
7/31/2017	$17.58	$(0.14)	$ 2.33	$ 2.19	$ –
7/31/2016	23.70	(0.18)	(4.09)	(4.27)	(1.85)
7/31/2015	23.81	(0.23)	4.42	4.19	(4.30)
7/31/2014	26.35	(0.29)	3.11	2.82	(5.36)
7/31/2013	20.96	(0.22)	7.32	7.10	(1.71)

Class R3
7/31/2017	17.83	(0.12)	2.37	2.25	–
7/31/2016	23.99	(0.16)	(4.15)	(4.31)	(1.85)
7/31/2015	24.03	(0.21)	4.47	4.26	(4.30)
7/31/2014	26.53	(0.27)	3.13	2.86	(5.36)
7/31/2013	21.07	(0.20)	7.37	7.17	(1.71)

Class R4
7/31/2017	18.25	(0.07)	2.42	2.35	–
7/31/2016	24.45	(0.10)	(4.25)	(4.35)	(1.85)
6/30/2015 to 7/31/2015(f)	24.40	(0.02)	0.07	0.05	–

Class R5
7/31/2017	20.81	(0.03)	2.77	2.74	–
7/31/2016	27.50	(0.07)	(4.77)	(4.84)	(1.85)
6/30/2015 to 7/31/2015(f)	27.44	(0.01)	0.07	0.06	–

Class R6
7/31/2017	20.85	(0.01)	2.78	2.77	–
7/31/2016	27.51	(0.04)	(4.77)	(4.81)	(1.85)
6/30/2015 to 7/31/2015(f)	27.44	(0.01)	0.08	0.07	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment loss (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$19.77	12.52	1.32		(0.75)		$6,275	134.37
17.58	(18.47)	1.36		(1.00)		10,212	204.35
23.70	19.88	1.33		(0.99)		13,747	185.77
23.81	10.22	1.33		(1.13)		14,855	242.06
26.35	37.00	1.36		(1.00)		14,740	201.80

20.08	12.62	1.22		(0.64)		131,974	134.37
17.83	(18.37)	1.26		(0.91)		197,382	204.35
23.99	19.95	1.23		(0.89)		302,163	185.77
24.03	10.40	1.23		(1.02)		293,384	242.06
26.53	37.09	1.26		(0.90)		285,000	201.80

20.60	12.88	0.95		(0.38)		3,053	134.37
18.25	(18.18)	0.97		(0.62)		626	204.35
24.45	0.20 (d)	0.92	(e)	(0.82	)(e)	22	185.77

23.55	13.17	0.71		(0.12)		2,520	134.37
20.81	(17.93)	0.70		(0.34)		1,006	204.35
27.50	0.22 (d)	0.71	(e)	(0.59	)(e)	10	185.77

23.62	13.29	0.60		(0.04)		202,128	134.37
20.85	(17.80)	0.60		(0.19)		200,641	204.35
27.51	0.26 (d)	0.59	(e)	(0.47	)(e)	10	185.77

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has twelve active classes of shares: Class A, B, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, F3, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund is not available for purchase by new investors other than certain new investors described in the Fund’s prospectus. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. Class F3 shares commenced on April 4, 2017.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2014 through July 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2017, the effective management fee was at an annualized rate of .51% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%(2)	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(2)	Annual Service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2017:

Distributor	Dealers’
Commissions	Concessions
$9,772	$58,104

Distributor received CDSCs of $2,080 and $1,318 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2017.

Other Related Parties

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with the Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expenses fully, and each of the Underlying Funds will no longer pay a portion of Fund of Funds expenses.

As of July 31, 2017, the percentage of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 10.58%.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

Notes to Financial Statements (continued)

regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended July 31, 2017 and July 31, 2016 was as follows:

	Year Ended	Year Ended
	7/31/2017	7/31/2016
Distributions paid from:
Ordinary income	$–	$26,398,528
Net long-term capital gains	–	232,592,434
Total distributions paid	$–	$258,990,962

As of July 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(187,258,259)
Temporary differences	(5,626,262)
Unrealized gains – net	426,371,984
Total accumulated gains – net	$233,487,463

*	The capital losses will caryforward indefinitely

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $5,046,819 during fiscal 2017.

As of July 31, 2017, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,529,334,600
Gross unrealized gain	442,318,362
Gross unrealized loss	(15,946,378)
Net unrealized security gain	$426,371,984

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended July 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated
Net Investment	Accumulated Net
Loss	Realized Loss	Paid-in Capital
$8,457,951	$45,134	$(8,503,085)

The permanent differences are attributable to the tax treatment of net investment losses and certain distributions received.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2017 were as follows:

Purchases	Sales
$2,974,463,130	$3,929,737,303

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended July 31, 2017, the Fund engaged in cross-trades purchases of $4,753,945 and sales of $4,995,284, which resulted in net realized gains of $848,332.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$17,253,137	$–	$17,253,137
Total	$17,253,137	$–	$17,253,137

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$17,253,137	$–	$–	$(17,253,137)	$–
Total	$17,253,137	$–	$–	$(17,253,137)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2017.

Notes to Financial Statements (continued)

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

During the fiscal year ended July 31, 2017, the Fund did not utilize the Facility.

Effective August 28, 2017, the Facility was amended and increased to $600 million. The Facility will continue through August 27, 2018.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended July 31, 2017, the Fund participated as a borrower and lender in the Interfund Lending Program. The average amount loaned and interest rate were $15,271,886 and 0.77%, respectively. The Fund earned interest of $976, which is included in the Statement of Operations. The average amount borrowed and interest rate were $27,775,316 and 0.84% respectively. The Fund paid interest of $14,701. There were no interfund loans outstanding as of July 31, 2017.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (continued)

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
		July 31, 2017		July 31, 2016
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,151,810	$78,684,779	6,881,672	$127,498,998
Converted from Class B*	63,531	1,220,981	94,035	1,681,613
Reinvestment of distributions	–	–	4,259,390	81,950,663
Shares reacquired	(19,232,482)	(363,572,168)	(15,516,473)	(277,267,096)
Decrease	(15,017,141)	$(283,666,408)	(4,281,376)	$(66,135,822)

Class B Shares
Shares sold	21,443	$300,611	8,276	$125,475
Reinvestment of distributions	–	–	39,559	572,427
Shares reacquired	(71,749)	(1,010,339)	(151,181)	(2,181,047)
Converted to Class A*	(85,225)	(1,220,981)	(124,317)	(1,681,613)
Decrease	(135,531)	$(1,930,709)	(227,663)	$(3,164,758)

Class C Shares
Shares sold	251,232	$3,553,577	249,644	$3,480,938
Reinvestment of distributions	–	–	550,064	8,052,791
Shares reacquired	(2,026,837)	(29,013,101)	(1,943,231)	(26,966,026)
Decrease	(1,775,605)	$(25,459,524)	(1,143,523)	$(15,432,297)

Class F Shares
Shares sold	1,537,424	$31,155,582	943,964	$17,555,865
Reinvestment of distributions	–	–	826,560	16,415,497
Shares reacquired	(2,770,864)	(53,718,821)	(5,595,168)	(101,074,019)
Decrease	(1,233,440)	$(22,563,239)	(3,824,644)	$(67,102,657)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
		July 31, 2017		July 31, 2016
Class F3 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	18,255	$430,984	–	$–
Shares reacquired	–	(5)	–	–
Increase	18,255	$430,979	–	$–

Class I Shares
Shares sold	3,433,521	$74,137,520	12,072,023	$249,197,582
Reinvestment of distributions	–	–	4,917,092	107,635,144
Shares reacquired	(26,808,444)	(580,678,008)	(22,110,798)	(458,986,352)
Decrease	(23,374,923)	$(506,540,488)	(5,121,683)	$(102,153,626)

Class P Shares
Shares sold	106,099	$1,978,087	210,178	$3,662,443
Reinvestment of distributions	–	–	142,577	2,660,495
Shares reacquired	(430,135)	(7,903,544)	(424,378)	(7,548,602)
Decrease	(324,036)	$(5,925,457)	(71,623)	$(1,225,664)

Class R2 Shares
Shares sold	67,623	$1,228,435	219,820	$4,093,804
Reinvestment of distributions	–	–	47,818	887,974
Shares reacquired	(331,257)	(5,966,404)	(266,716)	(4,740,352)
Increase (decrease)	(263,634)	$(4,737,969)	922	$241,426

Class R3 Shares
Shares sold	1,249,546	$22,974,238	2,043,029	$37,283,929
Reinvestment of distributions	–	–	1,180,979	22,226,129
Shares reacquired	(5,745,698)	(106,382,273)	(4,749,975)	(84,360,533)
Decrease	(4,496,152)	$(83,408,035)	(1,525,967)	$(24,850,475)

Class R4 Shares
Shares sold	148,504	$2,724,591	35,743	$626,823
Reinvestment of distributions	–	–	216.11	4,167
Shares reacquired	(34,591)	(656,753)	(2,600)	(43,728)
Increase	113,913	$2,067,838	33,359.11	$587,262

Class R5 Shares
Shares sold	129,381	$2,744,969	48,164	$928,856
Reinvestment of distributions	–	–	30.57	675
Shares reacquired	(70,726)	(1,528,259)	(196)	(3,432)
Increase	58,655	$1,216,710	47,998.57	$926,099

Class R6 Shares
Shares sold	5,390,696	$116,157,307	11,719,610	$242,699,935
Reinvestment of distributions	–	–	162,147.57	3,551,030
Shares reacquired	(6,457,956)	(139,782,420)	(2,257,337)	(42,901,999)
Increase (decrease)	(1,067,260)	$(23,625,113)	9,624,420.57	$203,348,966

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on April 4, 2017.

Notes to Financial Statements (concluded)

14.	RECENT ACCOUNTING REGULATION

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X that, along with other regulatory changes, are intended to modernize the reporting and disclosure of information by registered investment companies. In part, the amendments require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance date for the amendments is for periods ending after August 1, 2017. Although management continues to evaluate the potential impact of the amendments on the Funds, it expects such impact will be limited to additional financial statement disclosures, with no effect on the Funds’ net assets or results of operations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

September 22, 2017

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (1997 – 2012); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2001.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Developing Growth Fund, Inc.	LADG-2 (09/17)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2017 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2017 and 2016 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2017	2016
Audit Fees {a}	$44,000	$45,700
Audit-Related Fees {b}	- 0 -	0
Total audit and audit-related fees	$44,000	$45,700

Tax Fees {c}	7,748	7,718
All Other Fees	- 0 -	- 0 -

Total Fees	$51,748	$53,418

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of fees for assurance and related services reasonably related to the audit of the Registrant’s financial statements, but which are not included in the amount for “Audit Fees.”

{c} Fees for the fiscal year ended July 31, 2017 and 2016 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended

July 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees {a}	$201,416	$195,230

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 22, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: September 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 22, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: September 22, 2017